UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VANITY EVENTS HOLDING, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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VANITY EVENTS HOLDING, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held Tuesday, June 7, 2011

TO THE STOCKHOLDERS OF VANITY EVENTS HOLDING, INC.:

You are cordially invited to the Special Meeting of Stockholders of Vanity Event Holding, Inc., which will be held at Best Western Plus Windsor Inn, 12210 Biscayne Blvd., North Miami, Florida 33181, on Tuesday, June 7, 2011, beginning at 1:00 p.m., local time.  The Special Meeting will be held for the following purposes:

1.	To elect six (6) members to our Board of Directors, to hold office until the 2012 Annual Meeting and until his successor is elected and qualified (Proposal 1);

2.
To approve the amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at the ratio of 300-for-1 (Proposal 2);

3.
To approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 350,000,000 shares to 1,300,000,000 shares (Proposal 3);

4.	To approve the amendment to our Certificate of Incorporation to change the name of corporation from Vanity Events Holding, Inc. to Oakwood Holding Company (Proposal 4);

5.	To ratify the appointment of RBSM LLP as our independent auditors for the fiscal year ending December 31, 2011 (Proposal 5); and

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.  The Company intends to mail the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2011, this Proxy Statement and Proxy enclosed with this notice on or about May 11, 2011, to all stockholders entitled to vote at the Special Meeting.  If you were a stockholder of record of our Common Stock on May 6, 2011, the record date for the Special Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting.  Stockholders are cordially invited to attend the Special Meeting.  However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.    If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Special Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lloyd Lapidus

LLOYD LAPIDUS

Interim Chief Executive Officer

Brookings, South Dakota

May 6, 2011

Stockholders unable to attend the special meeting in person are requested to date and sign the enclosed proxy card as promptly as possible.  A stamped envelope is enclosed for your convenience.  If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

VANITY EVENTS HOLDING, INC.
118 Front Street
Brookings, South Dakota  57006

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

June 7, 2011

INTRODUCTION

This Proxy Statement is furnished to the stockholders by the Board of Directors of Vanity Events Holding, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for solicitation of proxies for use at the Special Meeting of Stockholders to be held at Best Western Plus Windsor Inn, 12210 Biscayne Blvd., North Miami, Florida 33181, on beginning at 1:00 p.m., local time, and at any and all adjournments of the meeting.

Only stockholders of record at the close of business on the record date of May 6, 2011 are entitled to notice of and to vote at the Special Meeting.  At that date there were 67,628,695 outstanding shares of our common stock, par value $.001 per share (the “Common Stock”), and 500,000 outstanding shares of our series A convertible preferred stock, par value $.001 per share (“Series A Preferred Stock”), our only outstanding voting securities.  At the Special Meeting, each share of Common Stock will be entitled to one vote.  Each share of Series A Preferred Stock shall be entitled to 1,604 votes per share.  Upon filing an amendment to our certificate of incorporation to increase the number of shares of authorized Common Stock so that there is an adequate amount of shares of authorized Common Stock for issuance upon conversion of the Series A Preferred Stock, the shares of Series A Preferred Stock will be automatically converted into an aggregate of 802,000,000 shares of our common stock.

A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Special Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person.  Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Special Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the meeting.  Stockholders are not entitled to cumulate their votes.   If your shares are held by a broker, bank, broker-dealer or similar organization, you are the beneficial owner of shares held in “street name”.  If your shares are held in street name it is critical that you direct the organization holding your shares to vote the shares if you want your shares to be voted in the election of directors.  In the past, if you beneficially owned your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you beneficially own your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the other proposals included in this Proxy Statement.

The purpose of the Special Meeting and the matters to be acted upon are set forth in the following Proxy Statement.  As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Special Meeting.  Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted.  It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about May 11, 2011.

QUESTIONS AND ANSWERS ABOUT

ABOUT THE MEETING AND VOTING

1.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock that you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  Lloyd Lapidus, our Interim Chief Executive Officer and Director, has been designated as proxy for the 2011 Special Meeting of Stockholders.

2.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Special Meeting of Stockholders is May 6, 2011.  The record date is established by our Board of Directors as required by Delaware law and our By-laws.  Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3.	WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name.  The answer to Question 17 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK OR PREFERRED STOCK?

(a)	In Writing:

All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)	In Person:

All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.	HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to our Interim Chief Executive Officer;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6.	ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We will hold the votes of each stockholder in confidence from directors, officers and employees except:

(a)	as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

(b)	in case of a contested proxy solicitation;

(c)	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

(d)	to allow the independent inspectors of election to certify the results of the vote.

7.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2012 Annual Meeting of Stockholders, stockholders may:

(a)	vote in favor of all nominees;

(b)	vote to withhold votes as to all nominees; or

(c)	withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast.

Our Board recommends a vote "FOR" all of the nominees.

8.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE 300-FOR-1 REVERSE STOCK SPLIT, AND WHAT VOTE IS NEEDED TO APPROVE?

When voting on the approval of the 300-for-1 reverse stock split, stockholders may:

(a)	vote in favor of the approval; or

(b)	vote against the approval;

The selection of the 300-for-1 stock split will be approved if the votes cast "FOR" are a majority of the outstanding shares of Common Stock.  The Board recommends a vote "FOR" this proposal.

9.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK FROM 350,000,000 to 1,300,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

When voting on the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 350,000,000 shares to 1,300,000,000 shares, stockholders may:

(c)	vote in favor of the amendment;

(d)	vote against the amendment; or

(e)	abstain from voting on the amendment.

The amendment will be approved if the votes cast "FOR" are a majority of the outstanding shares of Common Stock.  The Board recommends a vote "FOR" the amendment.

10.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL TO CHANGE OUR NAME FROM VANITY EVENTS HOLDING, INC. TO OAKWOOD HOLDING COMPANY?

When voting on the approval to change our name from Vanity Events Holdings, Inc. to Oakwood Holding Company, stockholders may:

(f)	vote in favor of the ratification;

(g)	vote against the ratification; or

(h)	abstain from voting on the ratification.

The name change will be approved if the votes cast "FOR" are a majority of the outstanding shares of Common Stock.  The Board recommends a vote "FOR" this proposal.

11.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF RBSM LLP , AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

When voting on the ratification of the selection of RBSM LLP as our independent auditors, stockholders may:

(i)	vote in favor of the ratification;

(j)	vote against the ratification; or

(k)	abstain from voting on the ratification.

The selection of the independent auditors will be ratified if the votes cast "FOR" are a majority of the votes present at the meeting.  The Board recommends a vote "FOR" this proposal.

12.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the amendment to our Certificate of Incorporation to effect a 300-for-1 reverse stock split, FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 350,000,000 shares to 1,300,000,000 shares, FOR the amendment to our Certificate of Incorporation to change our name from Vanity Events Holding, Inc. to Oakwood Holding Company, and FOR the proposal to ratify the selection of RBSM LLP.

13.	WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on May 6, 2011.  Each share of our Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 1,604 votes per share.  As of May 6, 2011, we had 67,628,695 and 500,000 shares of Common Stock and Series A Preferred Stock outstanding, respectively.

14.	HOW MANY VOTES CAN BE CAST BY ALL STOCKHOLDERS?

869,628,695, consisting of one vote for each share of the Company’s common stock and one thousand six hundred four (1,604) votes for each share of the Company’s Series A Preferred Stock that were outstanding on the record date.

15.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers or our transfer agent.  Please vote all of these shares.  We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Highway, Atlantic Highlands, New Jersey 07716, or you can reach Olde Monmouth Stock Transfer Co., Inc. at (732) 872-2727.

16.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting.  If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters.  Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote."  A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

17.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

If your shares are held by a broker, bank, broker-dealer or similar organization, you are the beneficial owner of shares held in “street name”.  If your shares are held in street name it is critical that you direct the organization holding your shares to vote the shares if you want your shares to be voted in the election of directors.  In the past, if you beneficially owned your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis.  Thus, if you beneficially own your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the other proposals included in this Proxy Statement.

18.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of May 6, 2011 must be present at the meeting.  On this date, a total of 67,628,695 shares of our Common Stock and 500,000 shares of Series A Preferred Stock were outstanding and entitled to vote, respectively. Each share of our Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to 1,604 votes per share, respectively.  As such, a majority, or 434,901,311 votes, must be present.  This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(l)	Is present and votes in person at the meeting, or

(m)	Has properly submitted a proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 6, 2011 and as adjusted to reflect the sale of our common stock offered by this prospectus, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Lloyd Lapidus	0	*
Shawn Knapp (3)	641,600,000	90.46%
Darrick Wika (4)	10,538,280	13.48%
John Carmichael	0	*
Ronald Cosman	500,000	*
Gregory Pippo	0		*
Nick Morf	0		*
All Executive Officers and Directors as a group (6 people)	652,638,280

(*) - Less than 1%.
(1)	Except as otherwise below, the address of each beneficial owner is c/o Shogun Energy, Inc., 118 Front Street, Brookings, South Dakota 57006.
(2)
Applicable percentage ownership is based on 67,628,695 shares of common stock outstanding as of May 6, 2011, together with securities exercisable or convertible into shares of common stock within 60 days of May 6, 2011, for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of May 6, 2011, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
In connection with the Exchange, Mr. Knapp received 400,000 shares of series A preferred stock of Vanity.  Each shares of series A preferred stock is entitled to 1,604 votes per share and is convertible into 1,604 shares of Vanity’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock, the shares of series A preferred stock will be automatically converted into an aggregate of 641,600,000 shares of the Company’s common stock.

(4)
In connection with the Exchange, Mr. Wika received 6,570 shares of series A preferred stock of Vanity.  Each shares of series A preferred stock is entitled to 1,604 votes per share and is convertible into 1,604 shares of Vanity’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock, the shares of series A preferred stock will be automatically converted into an aggregate of 10,538,280 shares of the Company’s common stock.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of our executive officers and directors as of May 6, 2011.

Name	Title
Lloyd Lapidus	Interim Chief Executive Officer
Darrick Wika	Vice President of Marketing
John Carmichael	National Sales Director

Executive Officers and Directors

Lloyd Lapidus – Chairman, and Interim Chief Executive Officer and Principal Financial Officer.   Mr. Lapidus has been chairman and interim chief executive officer of the Company since April 6, 2011.  Mr. Lapidus has been chief executive officer and director of Clicker, Inc., a publicly traded company since March 2011(CLKZ.PK) Mr. Lapidus was a founder of Avelle (also known as Bag Borrow or Steal, Inc.). During the last five years, Mr. Lapidus has been a consultant to various private companies, including businesses involved with fashion, e-commerce, direct response media, social media, online marketing, call center management and corporate reorganization. Prior to founding Bag Borrow or Steal, he was a principle in a direct response firm that specialized in online direct sales and marketing. Previous to that, he co-founded and ran a marketing firm that focused primarily on direct response television products and services. In late 1990's, he was one of the founders of the nation's first national prepaid wireless company. That company was subsequently sold to a public telecom company. He started his career in a family business, successfully pioneering new channels of sales and distribution for the company. Lloyd earned his Bachelor of Arts degree from American University in Washington, D.C. We took into account his prior experience in operating public and private enterprises and believe Mr. Lapidus’s past experience gives him the qualifications and skill to serve as a director.

Darrick Wika – VP of Marketing and Director.   Mr. Wika has been a vice president of marketing and a director of the Company since November 2010.  Mr. Wika has been Vice President of marketing of Shogun Energy, Inc. since March 2010.  From September 1996 to present, Mr. Wika was the founder of Wika Investments, a real estate investment company in Brookings, SD, and is currently the CEO.  From August 2001 to May 2006, Mr. Wika was a financial advisor for American Express Financial Advisors in Brookings, SD.  In June 2006 and in March 2007, Mr. Wika founded Pintail Properties and Vine Street Properties, respectively.  Both are real estate holding companies. Mr. Wika is currently President and CEO of both companies. We took into account his prior experience in financial services and    believe Mr. Wika’s   past experience in this field gives him the qualifications and skill to serve as a director.

John Carmichael – National Director of Sales and Director .  Mr. Carmichael has been a national director of sales and a director of the Company since November 2010.  Mr. Carmichael has been the sales and marketing representative for Shogun Energy Inc., since March 2010. From 1997 until March 2010, Mr. Carmichael was a sales and marketing representative for US Smokeless Tobacco Company, producer and marketer of moist, smokeless tobacco and an operating company of Altria Group, Inc.  Mr. Carmichael received a BS in Business Administration from the University of Sioux Falls in 1996.   The Company believes Mr. Carmichael’s   past experience in marketing  gives him the qualifications and skill to serve as a director.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth, for the last two fiscal years, the compensation earned by (i) each individual who served as our principal executive officer or principal financial officer during the last fiscal year and (ii) our most highly compensated executive officer, other than those listed in clause (i) above, who were serving as executive officers at the end of the last fiscal year (together, the “Named Executive Officers”). No other executive officer had annual compensation in excess of $100,000 during the last fiscal year.

SUMMARY COMPENSATION TABLE
		Salary	Bonus	Stock Awards	Option awards	Non-equity incentive plan compensation	Change in pension value and non qualified deferred compensation	All Other Compensation	Total
Name and principal position
	Year	($)	($)	($)	($)	($)	($)	($)	($)

Shawn Knapp	2010	$120,0000	-	-	-	-	-	-	$120,000
Chief Executive Officer (1)

Steven Y. Moskowitz,	2010	-	-	-	-	-	-	-	-
Former Chief Executive Officer (2)	2009	-	-	-	-	-	-	-	-

Samuel Wolf,	2010	$42,692	-	-	-	-	-	-	$42,692
Former Chief Executive Officer (3)	2009	$19,231	-	-	-	-	-	-	$19,231

(1) Mr. Knapp was appointed CEO of the Company on December 31, 2010 and resigned on April 6, 2011. (2) Mr. Moskowitz resigned as CEO of Vanity in May 2010.

(3) Mr. Wolf was appointed CEO in May 2010 and resigned as CEO on December 31, 2010. The Company has accrued the amounts owed to Mr. Wolf during 2010.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2010.

 Employment Agreements

None.

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2010 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Stuart Yachnowitz	$--	$2,500	--	--	--	--	$2,500
Jerry McDonough	$--	$2,500	--	--	--	--	$2,500
Yoel Goldfeder	$--	$2,500	--	--	--	--	$2,500
Ronald Cosman	$--	--	--	--	--	--	$--

On November 2, 2010, the Board of Directors of the Company authorized the issuance of 250,000 shares of the Company’s common stock to each of Mssrs. Yachnowitz, McDonough and Goldfeder as compensation for their services rendered as directors of the Company.  The shares were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

Code of Ethics

        We have not adopted a formal Code of Ethics applicable to all Board members, executive officers and employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

License Agreement with C&C LLC

On December 27, 2010, Shogun Energy, Inc. ("Shogun") entered into an exclusive perpetual worldwide trademark licensing agreement (the “License Agreement”) with C&C, LLC a company owned and controlled by Shawn Knapp, our former chief executive officer and director, and his wife (“Licensor”), pursuant to which Licensor has granted Shogun the exclusive right to use the trademarks “Shogun”, a composite mark having registration number 3831415 and “Shogun Energy Drink” having registration number 3831408 (collectively, the “Trademarks”) in connection with the manufacture and sale of energy drinks throughout the world.  In consideration for the use of the Trademarks, Shogun agreed that it will pay Licensor a royalty of one half cent ($0.005) per can, bottle, or other container of Shogun’s energy drink.  Royalites shall be computed on a quarterly basis and paid no later than the last day of the month following each calendar quarter.  The first royalty payment shall be due and payable for the period ended March 31, 2012.  The term of the License Agreement begins on January 1, 2011 and is perpetual unless the License Agreement is terminated if (i) Shogun makes any assignment of its assets for the benefit of its creditors or it declares bankruptcy or (ii) either party fails to comply with the terms of the License Agreement.

Lease for 118 Front Street

Shogun’s corporate offices and distribution facility are both located at 118 Front St. Brookings SD 57006.  Shogun leases approximately 12,000 square feet of space from Shawn's Custom Homes, Inc. owned by Shawn Knapp, our former chief executive officer and director, for its entire operation with approximately 2,000 devoted to office space and 10,000 devoted to warehousing, refurbishment, and distribution operations for $4,400 per month.  The lease expires December 31, 2015 however Shogun has the option to renew the lease for an additional five year term upon written notice.  These facilities are suitable for our purposes and are expected to accommodate our needs for the foreseeable future.

Dacotah Bank Loan

On April 30, 2010, Shogun issued a promissory note to Dacotah Bank for an aggregate principal amount of $55,000.  The promissory note bares interest at rate of 7.5% per annum and matured on October 30, 2010.  On December 29, 2010, the maturity date of the promissory note was extended from October 30, 2010 to February 1, 2012. Shogun’s obligations under the promissory note are guaranteed by Shawn Knapp, our former chief executive officer and director.

Advances by Shawn Knapp and related entities

Shawn Knapp, our former chief executive officer and director, has funded Shogun on an as going basis through loans made by him personally, through his company, Shawn’s Custom, Inc. his wife, his father and his affiliated entities (the “Related Parties”).
A Summary of Advances and Notes Payable - Related Parties at December 31, 2010 and 2009 are as follows:
	2010	2009
Notes Payable / Advances - LaserIT, Inc.	$20,684	$51,668
Notes Payable / Advances - Shawn Knapp and Shawn’s Custom Home, Inc.	52,367	9,366
Notes Payable / Advances - Roxanne Knapp	79,720	8,307
Notes Payable / Advances - Duane Knapp	100,000	-

Total	$252,771	$69,341

On December 27, 2010, Shogun issued a note payable to LaserIt, Inc. for amounts loaned through September 30, 2010 for an aggregate principal amount of $46,067.39.  The note bears interest at a rate of 5% per annum and is payable in monthly installments of $3,000.00 commencing on June 1, 2011, until paid in full.

On December 27, 2010, Shogun issued a note payable to Shawn Knapp, our former chief executive officer and director, for amounts owed through September 30, 2010 for an aggregate principal amount of $63,848.85 related to accrued salaries, which included in the accrued expenses at September 30, 2010.   The note bears interest at a rate of 5% per annum and is payable in monthly installments of $1,500.00 commencing on June 1, 2011, until paid in full.

On December 27, 2010, Shogun issued a note payable to Roxanne M. Knapp, the wife of Shawn Knapp, our former chief executive officer and director, for amounts loaned and owed through September 30, 2010 for an aggregate principal amount of $71,196.03.  The note bears interest at a rate of 5% per annum and is payable in monthly installments of $1,500.00 commencing on June 1, 2011, until paid in full.

On December 27, 2010, Shogun issued a note payable to Shawn’s Custom Homes, Inc., an entity controlled by Shawn Knapp, our former chief executive officer and director, for amounts loaned and owed through September 30, 2010 for an aggregate principal amount of $90,366.83.  The note bears interest at a rate of 5% per annum and is payable in monthly installments of $1,500.00 commencing on June 1, 2011, until paid in full.

On December 26, 2010, Shogun issued a note payable to Duane Knapp, a relative of Shawn Knapp, our former chief executive officer and director, for amounts loaned on August 27, 2010 for an aggregate principal amount of $100,000.  The note bears interest at a rate of 5.5%  per annum and is payable on June 26, 2011.

PROPOSAL 1:

ELECTION OF DIRECTORS

The following table shows for each nominee his age, positions and offices presently held with us and the year in which he became director as of May 6, 2011.

Name	Age	Position	Year Became Director
Lloyd Lapidus	41	Interim Chief Executive Officer, Principal Financial Officer and Director	2011
Darrick Wika	42	Vice President of Marketing and Director	2011
John Carmichael	59	National Sales Director and Director	2011
Shawn Knapp	44	Director	2011
Gregory Pippo	42	Director	2011
Nick Morf	68	Director	2011

At the Special Meeting, six (6) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Mr. Lapidus, Mr. Wika, Mr. Carmichael, Mr. Knapp, Mr. Pippo and Mr. Morf  (collectively, the "Nominees").  If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Lloyd Lapidus – Chairman, and Interim Chief Executive Officer and Principal Financial Officer.   Mr. Lapidus has been chairman and interim chief executive officer of the Company since April 6, 2011.  Mr. Lapidus has been chief executive officer and director of Clicker, Inc., a publicly traded company since March 2011(CLKZ.PK) Mr. Lapidus was a founder of Avelle (also known as Bag Borrow or Steal, Inc.). During the last five years, Mr. Lapidus has been a consultant to various private companies, including businesses involved with fashion, e-commerce, direct response media, social media, online marketing, call center management and corporate reorganization. Prior to founding Bag Borrow or Steal, he was a principle in a direct response firm that specialized in online direct sales and marketing. Previous to that, he co-founded and ran a marketing firm that focused primarily on direct response television products and services. In late 1990's, he was one of the founders of the nation's first national prepaid wireless company. That company was subsequently sold to a public telecom company. He started his career in a family business, successfully pioneering new channels of sales and distribution for the company. Lloyd earned his Bachelor of Arts degree from American University in Washington, D.C. We took into account his prior experience in operating public and private enterprises and believe Mr. Lapidus’s past experience gives him the qualifications and skill to serve as a director.

Darrick Wika – VP of Marketing and Director.   Mr. Wika has been a vice president of marketing and a director of the Company since November 2010.  Mr. Wika has been Vice President of marketing of Shogun Energy, Inc. since March 2010.  From September 1996 to present, Mr. Wika was the founder of Wika Investments, a real estate investment company in Brookings, SD, and is currently the CEO.  From August 2001 to May 2006, Mr. Wika was a financial advisor for American Express Financial Advisors in Brookings, SD.  In June 2006 and in March 2007, Mr. Wika founded Pintail Properties and Vine Street Properties, respectively.  Both are real estate holding companies. Mr. Wika is currently President and CEO of both companies. We took into account his prior experience in financial services and    believe Mr. Wika’s   past experience in this field gives him the qualifications and skill to serve as a director.

John Carmichael – National Director of Sales and Director .  Mr. Carmichael has been a national director of sales and a director of the Company since November 2010.  Mr. Carmichael has been the sales and marketing representative for Shogun Energy Inc., since March 2010. From 1997 until March 2010, Mr. Carmichael was a sales and marketing representative for US Smokeless Tobacco Company, producer and marketer of moist, smokeless tobacco and an operating company of Altria Group, Inc.  Mr. Carmichael received a BS in Business Administration from the University of Sioux Falls in 1996.   The Company believes Mr. Carmichael’s   past experience in marketing  gives him the qualifications and skill to serve as a director.

Shawn Knapp –Director .  Mr. Knapp has been a director of the Company since November 2010.  He was chief executive officer of the Company from December 31, 2010 until April 6, 2011.  Mr. Knapp has been the founder and CEO/Chairman of Shogun Energy, Inc. since October 2009.  Mr. Knapp is the founder and President of Shawn’s Custom Homes, Inc., a construction company, since 1999.  Mr. Knapp is the VP of Ideal Properties, Inc., a real estate investment company in South Dakota.  From January 2003 to March of 2006, Mr. Knapp was the President and founder of Distinct Builders, Inc., a design company and manufacturer of ice shacks and commercial trailers for ice fishing in South Dakota The Company believes Mr. Knapp’s   past experience in engineering and construction   gives him the qualifications and skill to serve as a director.

Gregory Pippo – Director.   Mr. Pippo has been director of the Company since April 6, 2011. Greg Pippo is both an attorney and entrepreneur with a strong background in finance and a proven track record in online retail and direct marketing.  Greg is currently the President and COO of Sorbco, a rapidly growing start up consumer product company.  Prior to Sorbco, Greg co-founded Avelle, aka Bag Borrow or Steal (www.bagborroworsteal.com), a website that pioneered online rentals of luxury goods.  Before co-founding Bag Borrow or Steal, he served as an equity trader/manager at New York-based Opus Trading and spent several years as a financial analyst/commodities options trader for ED & F Man, overseeing sugar, cotton and silver trading. For two years following law school, Greg practiced appellate defense law for Torto and Waterman, P.C. in New York. He received his Bachelor of Arts degree from Binghamton University, and his J.D. degree from Benjamin N. Cardozo School of Law in New York. The Company believes Mr. Pippo’s   background in providing legal services gives him the qualifications and skill to serve as a director.

Nick Morf – Director .  Mr. Morf has been a director of the Company since April 21, 2011.  Since 1986, Mr. Morf has been President of Transportation Props, Inc. a Business Marketing and Consulting company.  Mr. Morf previously was chairman and chief executive officer of Alter Sales, Inc., a Technology Small Cap NASDAQ company, from 1993 to 1995, and Global Triad, Inc. a Wireless Communication company, from 2004 to 2005.    Mr. Morf received his Associates degree in business from City College of San Francisco in 1964.

Family Relationships

Gregory Pippo is the brother in law of Lloyd Lapidus. Except for the relationship described in the previous sentence, there are no family relationships among our directors and executive officers.

  Board Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions. Some of our directors have served in our operating entities and benefit from an intimate knowledge of our operations and corporate philosophy.

 To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE SPECIAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEE LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

COMMITTEES OF THE BOARD OF DIRECTORS

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Audit Committee

The Board of Directors acts as the audit committee. The Company does not have a qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert. The Company intends to continue to search for a qualified individual for hire.

Nominating Committee

We have not adopted any procedures by which security holders may recommend nominees to our Board of Directors.

Compensation Committee

We currently do not have a compensation committee of the board of directors. Until a formal committee is established, if at all, our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation and loans.

Director Nominations

Stockholders who wish to recommend a candidate for election to the Board may submit such nominations pursuant to timely notice in writing.  To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices, not less than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to the proposed candidate, the name, contact information, background, experience and other pertinent information; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Company, of such stockholder and (ii) the class and number of shares which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of the beneficial owner and (ii) the class and number of shares of the Company which are beneficially owned by the beneficial owner.

Director Independence

Two of our directors, Nick Morf and Gregory Pippo, are independent directors, using the Nasdaq definition of independence.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. During the fiscal year ended December 31, 2010, all officers, directors and 10% stockholders were late in their filings.

Board Leadership Structure and Role in Risk Oversight

Lloyd Lapidus is our chairman and interim chief executive officer. We do not have any independent directors. The Board believes that the Company’s interim chief executive officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board of Directors has overall responsibility for risk oversight. Our Board of Directors is responsible to approve all related party transactions. We have not adopted written policies and procedures specifically for related person transactions.

PROPOSAL 2:

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
EFFECT A 300-TO-1 REVERSE STOCK SPLIT

 On February 18, 2011, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split at the ratio of 300 for 1. The Company currently has authorized capital stock of 350,000,000 shares and 67,628,695 shares of Common Stock are outstanding as of May 6, 2011.  Pursuant to the reverse stock split, the 67,628,695 shares of Common Stock outstanding and the 802,000,000 shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the “Old Shares”) would be automatically converted into approximately 225,429 shares of Common Stock and 2,673,333 shares of Common Stock issuable upon conversion of the Series A Preferred Stock. (the “New Shares”).

The reason for the reverse stock split is to increase the per share stock price.  The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its common stock would have greater liquidity and a stronger investor base.  No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of common stock, which may be issued.

The one for 300 reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 300 for 1.  The authorized number of shares of common stock shall not be impacted by the reverse stock split.  Accordingly, as a result of the reverse stock split, the Company will still have approximately 349,774,571authorized unissued shares (prior to any increase in the authorized capital as elsewhere described herein and assuming full conversion of the Series A Preferred Stock) which shares may be issued in connection with acquisitions or subsequent financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the reverse stock split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The reverse stock split will not alter any shareholder's percentage interest in the Company’s equity, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share.   No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock. The principal effects of the reverse stock split will be that the number of shares of Common Stock issued and outstanding (excluding the 802,000,000 shares of common stock issuable upon conversion of the Series A Preferred Stock) will be reduced from 67,628,695 to approximately 225,429 and the Company's stated capital will be reduced by approximately $67,404 and its additional paid-in capital will be increased by approximately $67,404.

In addition, commencing with the effective date of the reverse stock split, all outstanding options or convertible debentures entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, one-three-hundredths of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options or conversions. In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be increased by 300 and the number of shares of common stock issuable upon conversion or exercise of such outstanding options and warrants will be decreased by 300.

 The Company believes that the Federal income tax consequences of the reverse stock split to holders of common stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii)	Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

(iii)	Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv)	The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

 The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE DISCUSSION IS A BRIEF SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO

 THE CERTIFICATE OF INCORPORATION TO AUTHORIZE THE 300 TO 1 REVERSE SPLIT.

PROPOSAL 3:

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR
AUTHORIZED SHARES OF COMMON STOCK

On February 18, 2011, the board of directors of the Company approved an amendment, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 1,300,000,000. The Company currently has authorized Common Stock of 350,000,000 shares and approximately 67,628,695 are issued and outstanding as of May 6, 2011. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of May 6, 2011, a total of 67,628,695 shares of the Company's currently authorized 350,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

 Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

On December 31, 2010, the Company entered into a share exchange agreement (“Exchange Agreement”) by and among the Company, Shogun Energy, Inc., a South Dakota corporation (“Shogun”), Shawn Knapp, the principal shareholder of Shogun (the “Principal Shareholder”) and the other shareholders of Shogun (the “Shogun Shareholders” and collectively with the Principal Shareholder, the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of the Company’s series A preferred stock (the “Exchange”). Each share of series A preferred stock shall be entitled to 1,604 votes per share and shall be convertible into 1,604 shares of the Company’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock (the “Amendment”), the shares of series A preferred stock will be automatically converted into an aggregate of 802,000,000 shares of the Company’s common stock.  The Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the Exchange consideration, the process of exchanging the consideration and the effect of the Exchange.   The closing of the transaction took place on December 31, 2010 (the “Closing Date”).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
THE CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 4:

AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME FROM
VANITY EVENTS HOLDING, INC. TO OAKWOOD HOLDING COMPANY

On February 18, 2011, the board of directors of the Company approved an amendment, subject to shareholder approval, an amendment to our Certificate of Incorporation to change our name from Vanity Events Holding, Inc. to Oakwood Holding Company.  The board of directors of the Company has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s shareholders for approval.

If the shareholders approve this Proposal No. 4, Vanity Events Holdings, Inc. will file a certificate of amendment to the Company’s certificate of incorporation with the Secretary of State of the State of Delaware to change the Company’s name. Upon filing the certificate of amendment to the Company’s certificate of incorporation, the name of the Company will become Oakwood Holding Company.

The board of directors believes the name change would be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company. While the “Vanity Events Holding, Inc.” name has served the Company over time, the Company’s management believes this opportunity presented the right timing to change the Company’s name.

To better reflect our new business direction, our board of Directors recommends that we change our name to Oakwood Holding Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
 THE CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME FROM
VANITY EVENTS HOLDING, INC. TO OAKWOOD HOLDING COMPANY

PROPOSAL 5:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed RBSM LLP to serve as independent auditors for the year ending December 31, 2011.  Effective February 2, 2010, RBSM, LLP has served as our independent auditors and is considered by our management to be well qualified..  The aggregate fees billed to us by RBSM LLP, our principal accountant for professional services rendered during the years ended December 31, 2010 and 2009 in connection with their audits of our December 31, 2010 and 2009 consolidated financial statements and reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q and other professional services as audit fees, audit-related fees, tax fees and all other fees are set forth in the table below:

Fee Category	Year ended December 31, 2010	Year ended December 31, 2009

Audit fees (1)	$125,541	$0
Audit-related fees (2)	$0	$0
Tax fees (3)	$0	$0
All other fees (4)	$0	$0
Total fees	$125,541	$0

(1) Audit fees consist of fees incurred for professional services rendered for the audit of financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3) Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4) All other fees consist of fees billed for all other services.

We currently do not have a designated Audit Committee, and accordingly, our Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

The Board of Directors determined that all services provided by RBSM LLP in 2010 were compatible with maintaining the independence of the principal accountants.

Representatives of RBSM LLP will not attend the special meeting.

THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF
RBSM LLP
AS INDEPENDENT AUDITORS OF THE COMPANY.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K, as amended, for fiscal year ended December 31, 2010, accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2012 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act.  To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before December 31, 2011.  Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials.  We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2011 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than December 31, 2011 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by December 31, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSEHOLDING

“Householding” is a program, approved by the Securities and Exchange Commission which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of shareholder proxy material to any household at which two or more shareholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should call us at 605-692-8226, or send a written request to Vanity Events Holding, Inc., 118 Front Street, Brookings, South Dakota  57006, Attn: CEO.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lloyd Lapidus
Lloyd Lapidus
Interim Chief Executive Officer

Exhibit 1

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
VANITY EVENTS HOLDING, INC.

The undersigned, __________-, does hereby certify that:

                1. He is the __________ of Vanity Events Holding, Inc., a Delaware corporation (the “Corporation”).  The date of filing the original certificate of incorporation with the Secretary of State of Delaware was November 22, 2006.

1.           ARTICLE 1 of the Corporation is being amended as follows:  The name of the corporation is OAKWOOD HOLDING COMPANY (the "Corporation").

2.             The certificate of incorporation of the Corporation is hereby amended by replacing Article V in its entirety with the following:

“V. Capital Stock: Classes and Number of Shares. (a) The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	1,300,000,000
Preferred	$0.001	50,000,000

Upon effectiveness of a one-for-300 reverse stock split of the Corporation’s Common Stock, all issued and outstanding shares, as of the effective date, shall be consolidated to the extent that the issued and outstanding shares of Common Stock shall be reduced from _________ prior to the reverse split to approximately ________ following the reverse stock split. No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock.”

3.           The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by ________, its _________-, this __ day of ________ 2011.

VANITY EVENTS HOLDING, INC.

By:

SPECIAL MEETING OF STOCKHOLDERS OF

VANITY EVENTS HOLDING, INC.

June 7, 2011

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VANITY EVENTS HOLDING, INC.

The undersigned appoints Lloyd Lapidus, as proxy, with the power to appoint his or her substitute, and authorizes him to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Vanity Events Holding, Inc., held of record by the undersigned at the close of business on May 6, 2011 at the Special Meeting of Stockholders to be held at Best Western Plus Windsor Inn, 12210 Biscayne Blvd., North Miami, Florida 33181, on Tuesday, June 7, 2011 and at any adjournment thereof.  Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS:
	Nominees Are: Lloyd Lapidus	FOR ☐	WITHHOLD AUTHORITY ☐
	Shawn Knapp	FOR ☐	WITHHOLD AUTHORITY ☐
	Darrick Wika	FOR ☐	WITHHOLD AUTHORITY ☐
	John Carmichael	FOR ☐	WITHHOLD AUTHORITY ☐
	Gregory Pippo	FOR ☐	WITHHOLD AUTHORITY ☐
	Nick Morf	FOR ☐	WITHHOLD AUTHORITY ☐

2.	PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT THE RATIO OF 300 FOR 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF THE COMPANY FROM 350,000,000 SHARES TO 1,300,000,000 SHARES.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE OUR NAME FROM VANITY EVENTS HOLDING, INC. TO OAKWOOD HOLDING COMPANY.	FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	PROPOSAL TO RATIFY APPOINTMENT OF RBSM LLP AS INDEPENDENT AUDITORS.	FOR ☐	AGAINST ☐	ABSTAIN ☐
6.	In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting	FOR ☐	AGAINST ☐	ABSTAIN ☐
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:
Signature: ________________	Signature: ________________	Date: ___________________

NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized persons.